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                                                                   EXHIBIT 10.22


                         OMRIX BIOPHARMACEUTICALS, INC.

                           2006 EQUITY INCENTIVE PLAN
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                                                                               .
                                                                               .
                                                                               .
                         OMRIX BIOPHARMACEUTICALS, INC.

                           2006 EQUITY INCENTIVE PLAN

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     Section                                                                Page
1.   Purpose; Types of Awards; Construction.                                   1

2.   Definitions.                                                              1

3.   Administration.                                                           5

4.   Eligibility.                                                              6

5.   Stock Subject to the Plan.                                                6

6.   Specific Terms of Awards.                                                 8

7.   General Provisions.                                                      12

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                         OMRIX BIOPHARMACEUTICALS, INC.

                           2006 EQUITY INCENTIVE PLAN

            1.    Purpose; Types of Awards; Construction.

            The purposes of the Omrix Biopharmaceuticals, Inc. 2006 Equity Incentive Plan (the "Plan") are to afford an incentive to non-employee directors, selected officers and other employees, advisors and consultants of Omrix Biopharmaceuticals, Inc. (the "Company"), or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired, to continue as non-employee directors, officers or employees, advisors or consultants, as the case may be, to increase their efforts on behalf of the Company and its Subsidiaries and to promote the success of the Company's business. The Plan provides for the grant of Options (including "incentive stock options" and "nonqualified stock options"), stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. The Plan is designed so that Awards granted hereunder intended to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code may comply with such requirements, and the Plan and Awards shall be interpreted in a manner consistent with such requirements.

            2.    Definitions.

            For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Award" means any Option, SAR, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

                  (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c)   "Board" means the Board of Directors of the Company.

                  (d) "Change in Control" means a change in control of the Company, which will be deemed to have occurred if:

                        (i) any "person," as such term is used in Sections 13(d)
            and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (C) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
            Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities (excluding any person who becomes such a beneficial owner in
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            connection with a transaction immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board, the entity surviving such transaction or, if the Company or the entity surviving the transaction is then a subsidiary, the ultimate parent thereof);

                        (ii) the following individuals cease for any reason to
            constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

                        (iii) there is consummated a merger or consolidation of
            the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

                        (iv) the stockholders of the Company approve a plan of
            complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed of or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of (x) a Public Offering or (y) the consummation of any transaction or series of integrated transactions immediately following which the holders of the Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.


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                  (f) "Committee" means the committee established by the Board to administer the Plan, which shall be the Compensation Committee, or, if no Committee is so established, the Board.

                  (g) "Company" means Omrix Biopharmaceuticals, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                  (h) "Covered Employee" shall have the meaning set forth in
Section 162(m)(3) of the Code.

                  (i) "Effective Date" means March 20, 2006, the date that the Plan was adopted by the Board.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

                  (k) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the mean between the highest and lowest reported sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or
(ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

                  (l) "Grantee" means a person who, as a non-employee director, officer or other employee or consultant of the Company or a Parent or Subsidiary of the Company, has been granted an Award under the Plan.

                  (m) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                  (n) "NQSO" means any Option that is not designated as an ISO.

                  (o) "Option" means a right, granted to a Grantee under Section 6(b), to purchase shares of Stock. An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to employees of the Company or a Parent or Subsidiary of the Company.

                  (p) "Other Stock-Based Award" means a right or other interest granted to a Grantee under Section 6(f) that may be denominated or payable in, valued in


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whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to a Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

                  (q) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (r) "Performance Goals" means performance goals based on one or more of the following criteria, determined in accordance with generally accepted accounting principles where applicable: (i) A measure of earnings (pretax, after tax, etc.) deemed appropriate by the Committee; (ii) A measure of return (on assets, investment, etc.) deemed appropriate by the Committee; (iii) economic value created; (iv) stock price or total stockholder return; (v) cost targets, reductions and savings, productivity and efficiencies; (vi) acquisitions, divestitures, joint ventures, licensing deals, and other corporate transactions; (vii) research and development milestones; and (viii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to regulatory approvals, clinical trials, and similar transactions. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a Parent or Subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Parent or Subsidiary of the Company or the financial statements of the Company or any Parent or Subsidiary of the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

                  (s) "2005 Plan" means the 2005 Equity Incentive Plan for Israeli Employees, as amended from time to time.

                  (t) "Plan" means this Omrix Biopharmaceuticals, Inc. 2006 Equity and Incentive Plan, as amended from time to time.

                  (u) "Plan Year" means a calendar year.


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                  (v) "Prior Plan" has the meaning ascribed to that term in
Section 5(a).

                  (w) "Public Offering" means an offering of securities of the Company that is registered with the Securities and Exchange Commission.

                  (x) "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

                  (y) "Restricted Stock Unit" means a right granted to a Grantee under Section 6(e) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

                  (z) "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

                  (aa) "Stock" means shares of the common stock, par value $0.01 per share, of the Company.

                  (bb) "Stock Appreciation Right" or "SAR" means the right, granted to a Grantee under Section 6(c), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

                  (cc) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

            3.    Administration.

            The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to establish Performance Goals no later than such time as required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to accelerate the vesting or lapse of restrictions with respect to an Award; to make adjustments in the terms and conditions of, and the performance criteria or Performance Goals (if any) included in, Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the


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Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, neither the Board, the Committee nor their respective delegates shall have the authority to reprice (or cancel and regrant) any Option or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company's stockholders.

            The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including but not limited to the Company, any Parent or Subsidiary of the Company or any Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

            No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

            4.    Eligibility.

            Awards may be granted to selected non-employee directors, officers and other employees, advisors or consultants of the Company or any Parent or Subsidiary of the Company, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

            5.    Stock Subject to the Plan.


                  (a) Shares Authorized. Subject to the following provisions of this Section 5, the maximum number of shares of Stock reserved for the grant of Awards under the Plan, including the 2005 Plan, shall be equal to the sum of:
(i) 363,636 newly authorized shares of Stock; and (ii) any shares of Stock available for future awards under the Omrix Pharmaceuticals, Inc. 2004 Equity Incentive Plan (the "Prior Plan") as of the Effective Date, equaling 1,090,909 shares of Stock in the aggregate. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Shares subject to an Award that expires, is terminated unexercised, is forfeited for any reason, or is settled in a manner that results in fewer shares outstanding than were initially awarded, shares surrendered in payment of the option price or any tax obligation


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with respect to an Award, and shares of Restricted Stock that are repurchased by, or forfeited to, the Company shall again be available for the grant of Awards under the Plan to the extent of such expiration, termination, forfeiture, repurchase or decrease subject, however, in the case of Incentive Stock Options, to any requirements under the Code.


                  (b) Share Limits. No more than 181,818 shares of Stock may be made subject to Options or SARs to a single individual in a single Plan Year, subject to adjustment as provided herein, and no more than 72,727 shares of Stock may be made subject to performance-based stock-based awards other than Options or SARs (including Restricted Stock and Restricted Stock Units or Other Stock-Based Awards denominated in shares of Stock) to a single individual in a single Plan Year, subject to adjustment as provided herein. Determinations made in respect of the limitations set forth in the immediately preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Up to 1,090,909 shares of Stock may be granted hereunder as ISOs. No more than 727,272 shares of Stock may be granted hereunder in the form of Restricted Stock or Restricted Stock Units.


                  (c) Adjustments; Effect of Certain Transactions. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued under the Plan, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided, that, with respect to ISOs, such adjustment shall be made in accordance with
Section 424(h) of the Code; and (iv) the Performance Goals applicable to outstanding Awards. Notwithstanding the foregoing, in connection with any reorganization, merger, consolidation, combination, share exchange or other similar corporate transaction, including any transaction resulting in or anticipated to result in a Change in Control, the Committee shall have the discretion to take actions affecting outstanding Awards and the rights of Grantees hereunder, including to provide for the assumption of Awards by another entity; to provide for the payment of cash or other property in exchange for the cancellation of Awards; and to provide for the termination of Awards including the provision of prior notice.

                  (d) Assumed Awards; 2005 Plan. All outstanding awards granted under the Prior Plan shall be assumed by the Plan and shall be considered outstanding Awards under the Plan as of the Effective Date; provided, however, that all awards granted pursuant to the Prior Plan and which remain outstanding as of the Effective Date shall continue to be governed by the terms and conditions that apply to such awards under the Prior Plan and stock option agreement pursuant to which such award was granted. As of the Effective Date, no further awards may be made under the Prior Plan. Notwithstanding the foregoing, nothing contained herein shall be construed to


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affect awards granted under the 2005 Plan which remain outstanding as of the
Effective Date. Following the Effective Date, awards made under the 2005 Plan shall be counted against the shares of Stock available for issuance pursuant to
Section 5(a).

            6.    Specific Terms of Awards.

                  (a) General. The Committee is authorized to grant the Awards described in this Section 6, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine at the date of grant or thereafter. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Parent or Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or, subject to Section 7(l) hereof, on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

                  (b) Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

                        (i) Type of Award. The Award Agreement evidencing the
            grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

                        (ii) Exercise Price. The exercise price per share of
            Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price of any Option be less than the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee (subject to any terms and conditions imposed by the Committee if such Stock was acquired from the Company), through a "broker cashless exercise" procedure approved by the Committee (to the extent permitted by law), or a combination of the above, in any case in an amount having a combined value equal to such exercise price, or by such other method approved by the Committee. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.


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                        (iii) Term and Exercisability of Options. The date on
            which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.

                        (iv) Termination of Employment or Service. An Option may
            not be exercised unless the Grantee is then a director of, in the services of or in the employ of, the Company or a Parent or Subsidiary of the Company, and unless the Grantee has remained continuously so employed, or continuously maintained such service relationship, since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option.

                        (v) Other Provisions. Options may be subject to such
            other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

                  (c) SARs. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

                        (i) SARs. An SAR shall confer on the Grantee a right to
            receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine). The Award Agreement approved by the Committee shall specify whether the payment of an SAR may be paid in cash, stock or other property, consistent with applicable law, including Section 409A of the Code.

                        (ii) Termination of Employment or Service. An SAR may
            not be exercised unless the Grantee is then a director of, in the services of or in the employ of, the Company or a Parent or Subsidiary of the Company, and unless the Grantee has remained continuously so employed, or continuously maintained such service relationship, since the date of grant of the SAR; provided, that the Award Agreement may contain provisions extending the exercisability of SARs, in the event of


                                       9
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            specified terminations, to a date not later than the expiration date of such SAR.

                  (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

                        (i) Issuance and Restrictions. Restricted Stock shall be
            subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

                        (ii) Forfeiture. Upon termination of employment with or
            service to the Company, or upon termination of the director or independent contractor relationship, as the case may be, during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                        (iii) Certificates for Stock. Restricted Stock granted
            under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as the restrictions have lapsed.

                        (iv) Dividends. Dividends paid on Restricted Stock shall
            be either paid at the dividend payment date, or, subject to Section 7(l), deferred for payment to such date as determined by the Committee, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which


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            such Stock or other property has been distributed, unless otherwise provided by the Committee.

                  (e) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees on the following terms and conditions:

                        (i) Award and Restrictions. Delivery of Stock or cash,
            as determined by the Committee, will occur upon expiration of the restricted period specified for Restricted Stock Units by the Committee. The Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, only upon the attainment of Performance Goals.

                        (ii) Forfeiture. Upon termination of employment with or
            service to the Company, or upon termination of the director or independent contractor relationship during the applicable restricted period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

                  (f) Other Stock-Based Awards. The Committee is authorized to grant Other Stock-Based Awards to Grantees in such form as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. The maximum value of the aggregate payment that any Grantee may earn pursuant to this Section 6(f) in respect of each Plan Year during a performance period is $3,000,000. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock-Based Awards, including the treatment of such Awards upon termination of employment or service with the Company. To the extent such Award is intended to comply with
Section 162(m) of the Code, such rules shall not be inconsistent with Section 162(m) of the Code.


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